                                                       Registration No. ________
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933

                               THE TIMKEN COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

               Ohio                                                  34-0577130
   (State or Other Jurisdiction                         (I.R.S. Employer Identification No.)
of Incorporation or Organization)

              1835 Dueber Avenue, S.W., Canton, Ohio  44706-2798
         (Address of Principal Executive Offices Including Zip Code)

                  THE TIMKEN COMPANY LONG-TERM INCENTIVE PLAN
               (AS AMENDED AND RESTATED AS OF DECEMBER 20, 1995)
                            (Full Title of the Plan)
                                  ----------
                                 Larry R. Brown
                       Vice President and General Counsel
                            1835 Dueber Avenue, S.W.
                            Canton, Ohio  44706-2798
                    (Name and Address of Agent For Service)
                                  ----------
                                  330/438-3000
         (Telephone Number, Including Area Code, of Agent For Service)

                                                 CALCULATION OF REGISTRATION FEE

===================================================================================================================================

  Title of                                        Proposed Maxi-          Proposed Maxi-          Amount of
  Securities to           Amount to be            mum Offering            mum Aggregate           Registration
  be Registered           Registered(1)           Price Per Share(2)      Offering Price(2)       Fee

- -----------------------------------------------------------------------------------------------------------------------------------
  Common Stock without
  par value
                          1,500,000               $44.57                  $68,855,000             $23,053.45

- -----------------------------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416 of the Securities Act of 1933 (the "Securities Act"), this Registration Statement also covers such additional shares of Common Stock without par value as may become issuable pursuant to the anti-dilution provisions of the Long-term Incentive Plan (as Amended and Restated as of December 20, 1995).

(2) Estimated solely for calculating the amount of the registration fee, pursuant to Rule 457(c) and (h) of the General Rules and Regulations under the Securities Act, on the basis of the average of the high and low sale prices of such securities on the New York Stock Exchange on April 11, 1996 within five business days prior to filing.






                        Exhibit Index Appears on Page 5





                              Page 1 of 5 Pages

                                    Part II


        Pursuant to General Instruction E to Form S-8, the contents of Registration Statement No. 33-47185 on Form S-8 as filed by The Timken
Company (the "Registrant") with the Securities and Exchange Commission on April 21, 1992 are incorporated herein by reference.


Item 8.  Exhibits
         --------

 The following Exhibits are being filed as part of this Registration Statement:

 4(a)  Amended Articles of Incorporation of the Registrant (Effective April 16,
       1996).

 4(b) Amended Regulations of the Registrant effective April 21, 1987, were filed with Form 10-K for the period ended December 31, 1992, and are incorporated herein by reference.

 4(c) Long-term Incentive Plan was filed as Appendix A to Proxy Statement dated March 6, 1996 and is incorporated herein by reference.

 4(d) Rights Agreement dated as of December 18, 1986, as amended and restated as of February 1, 1991, between the Registrant and First Chicago Trust Company (formerly Morgan Shareholder Services Trust Company).

 5     Opinion of Counsel.

 23(a) Consent of Independent Auditors, Ernst & Young LLP, to the incorporation by reference in this Registration Statement of their report on the consolidated financial statements and schedule included in the Registrant's Annual Report on Form 10-K for its fiscal year ended December 31, 1995.

 23(b) Consent of Counsel (included in Exhibit 5).

 24    Power of Attorney.





                              Page 2 of 5 Pages

                                   SIGNATURES


 Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Canton, State of Ohio, on April 16, 1996.

                                         THE TIMKEN COMPANY



                                         By:  /s/Larry R. Brown
                                              ----------------------------------
                                              Larry R. Brown
                                              Vice President and General Counsel





                              Page 3 of 5 Pages

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



                Signature                                 Title                                   Date
                ---------                                 -----                                   ----
    *                                     Chairman - Board of Directors;                     April 16, 1996
  ------------------------------------    Director
  W.R. Timken, Jr.

    *                                     President and Chief Executive                      April 16, 1996
  ------------------------------------    Officer; Director (Principal
  Joseph F. Toot, Jr.                     Executive Officer)


    *                                     Vice President - Finance (Principal                April 16, 1996
  ------------------------------------    Financial Officer and Principal
  Gene E. Little                          Accounting Officer)

    *                                     Director                                           April 16, 1996
  ------------------------------------
  Robert Anderson

    *                                     Director                                           April 16, 1996
  ------------------------------------
  Stanley C. Gault

    *                                     Director                                           April 16, 1996
  ------------------------------------
  J. Clayburn La Force, Jr.
    *                                     Director                                           April 16, 1996
  ------------------------------------
  Robert W. Mahoney

    *                                     Director                                           April 16, 1996
  ------------------------------------
  Jay A. Precourt

    *                                     Director                                           April 16, 1996
  ------------------------------------
  John M. Timken, Jr.
    *                                     Director                                           April 16, 1996
  ------------------------------------
  Ward J. Timken

    *                                     Director                                           April 16, 1996
  ------------------------------------
  Martin D. Walker

    *                                     Director                                           April 16, 1996
  ------------------------------------
  Charles H. West
    *                                     Director                                           April 16, 1996
  ------------------------------------
  Alton W. Whitehouse


 * Larry R. Brown, the undersigned attorney-in-fact, by signing his name hereto, does hereby sign and execute this Registration Statement on behalf of the above officers and directors (constituting a majority of the directors) pursuant to a power of attorney filed with the Securities and Exchange Commission as Exhibit 24 to this Registration Statement.




April 16, 1996    By: /s/Larry R. Brown
                      --------------------------------
                      Larry R. Brown, Attorney-in-Fact





                              Page 4 of 5 Pages

                                                   EXHIBIT INDEX
                                                   -------------





   Exhibit                                         Exhibit
   Number                                        Description
   ------                                        -----------
    4(a)      Amended Articles of Incorporation of the Registrant (Effective April 16, 1996).

    4(b)      Amended Regulations of Registrant effective April 21, 1987, were filed with Form
              10-K for the period ended December 31, 1992, and are incorporated herein by reference.

    4(c)      Long-term Incentive Plan was filed as Appendix A to Proxy Statement dated
              March 6, 1996 and is incorporated herein by reference.

    4(d)      Rights Agreement dated as of December 18, 1986, as amended and restated as of
              February 1, 1991, between the Registrant and First Chicago Trust Company
              (formerly Morgan Shareholder Services Trust Company).

      5       Opinion of Counsel.

    23(a)     Consent of Independent Auditors, Ernst & Young LLP, to the incorporation by reference in this Registration Statement of their report on the consolidated financial statements and schedule included in the Registrant's Annual Report on
              Form 10-K for its fiscal year ended December 31, 1995.

    23(b)     Consent of Counsel (included in Exhibit 5).

     24       Power of Attorney.





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